10f-3 Transactions Summary

Set forth  below is a summary of the  transactions  made  pursuant to the
 Funds'
10f-3 procedures for the period 1/1/05 to 12/31/05

Fund

VA Strategic Income Fund

Security

Greenwich Capital Commercial Funding Corporation

Advisor

EIMCO

Transaction
 Date

12/6/2005

Cost

$405,053

Offering Purchase 0.06% Broker RBS Greenwich  Underwriting Syndicate
Members RBS
Greenwich Capital Goldman, Sachs & Co.

Credit Suisse First Boston
Morgan Stanley
Wachovia Securities

Fund

VA Strategic Income Fund

Security

Station Casinos, Inc.
Advisor

EIMCO

Transaction
 Date

6/1/2005

Cost

$153,375

Offering Purchase

0.075%

Broker

Banc of America Securities LLC
Underwriting
Syndicate
Members
Banc of America Securities LLC
Deutsche Bank Securities
Wells Fargo Securities
J.P. Morgan Securities Inc.
Wachovia Securities, Inc.


Fund

VA Strategic Income Fund

Security

Celestica, Inc.
Advisor

EIMCO

Transaction
 Date

6/16/2005

Cost

$100,000

Offering Purchase

0.040%

Broker

Banc of America Securities LLC
Underwriting
Syndicate
Members
Banc of America Securities LLC
Citigroup Global Markets, Inc.
Deutsche Bank Securities
CIBC World Markets Corp.
Wachovia Securities, Inc.


Fund

VA Strategic Income Fund

Security

Coventry Health Care

Advisor

EIMCO

Transaction
 Date

1/24/2005

Cost

$50,000

Offering Purchase
0.020%
Broker
Lehman Brothers Inc.
Underwriting
Syndicate
Members
Lehman Brothers Inc.
CIBC World Markets
ABN Amro
Banc of America Securities LLC
Wachovia Securities, Inc.


Fund

VA Strategic Income Fund

Security

Select Medical Corporation

Advisor

EIMCO

Transaction
 Date

2/4/05

Cost

$175,000

Offering Purchase

0.026%

Broker

Merrill Lynch, Pierce, Fenner & Smith Inc.
Underwriting
Syndicate
Members
Merrill Lynch, Pierce, Fenner & Smith Inc.
J.P. Morgan Securities Inc.
Wachovia Securities, Inc.
CIBC World Markets
PNC Capital Markets, Inc.


Fund

VA High Income Fund

Security

Coventry Health Care

Advisor

EIMCO

Transaction
 Date

1/24/2005

Cost

$50,000

Offering Purchase
0.020%
Broker
Lehman Brothers Inc.
Underwriting
Syndicate
Members
Lehman Brothers Inc.
CIBC World Markets
ABN Amro
Banc of America Securities LLC
Wachovia Securities, Inc.


Fund

VA High Income Fund

Security

Hawaiian Telcom Communications, Inc.
Advisor

EIMCO

Transaction
 Date

4/27/2005

Cost

$100,000

Offering Purchase
0.018%
Broker
Goldman, Sachs & Co.
Underwriting
Syndicate
Members
Goldman, Sachs & Co.
J.P. Morgan Securities Inc.
Lehman Brothers, Inc.
ABN AMRO, Inc.
Wachovia Securities, Inc.


Fund

VA High Income Fund

Security

Select Medical Corporation

Advisor

EIMCO

Transaction
 Date

2/4/05

Cost

$150,000

Offering Purchase

0.022%

Broker

Merrill Lynch, Pierce, Fenner & Smith Inc.
Underwriting
Syndicate
Members
Merrill Lynch, Pierce, Fenner & Smith Inc.
J.P. Morgan Securities Inc.
Wachovia Securities, Inc.
CIBC World Markets
PNC Capital Markets, Inc.


Fund

VA High Income Fund

Security

Station Casinos, Inc.
Advisor

EIMCO

Transaction
 Date

6/1/2005

Cost

$127,813

Offering Purchase

0.063%

Broker

Banc of America Securities LLC
Underwriting
Syndicate
Members
Banc of America Securities LLC
Deutsche Bank Securities
Wells Fargo Securities
J.P. Morgan Securities Inc.
Wachovia Securities, Inc.


Fund

VA High Income Fund

Security

Celestica, Inc.
Advisor

EIMCO

Transaction
 Date

6/16/2005

Cost

$100,000

Offering Purchase

0.040%

Broker

Banc of America Securities LLC
Underwriting
Syndicate
Members
Banc of America Securities LLC
Citigroup Global Markets, Inc.
Deutsche Bank Securities
CIBC World Markets Corp.
Wachovia Securities, Inc.


Fund

VA Special Values Fund

Security

Deerfield Triarc Capital Corp.
Advisor

EIMCO

Transaction
 Date

6/28/05

Cost

$686,400

Offering Purchase

0.172%

Broker

Credit  Suisse First Boston LLC  Underwriting  Syndicate  Members
Credit Suisse
First Boston LLC Merrill Lynch & Co.

UBS Financial Services, Inc.
Deutsche Bank Securities
Wachovia Securities, Inc.